                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                    VASCO DATA SECURITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                     VASCO DATA SECURITY INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2000


To the Stockholders of
VASCO Data Security International, Inc.:

     The Annual Meeting of Stockholders of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 13, 2000 at 10:00 a.m., local time, at the Chicago Marriott Oakbrook Hotel, 1401 West 22nd Street, Oakbrook, Illinois 60523 for the following purposes, as described in the Proxy Statement accompanying this Notice:

1. To elect seven (7) individuals to the Company's Board of Directors;

2. To ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

3. To transact such other business as may properly come before the Annual
Meeting.

     The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting.

     Only stockholders of record on April 25, 2000 are entitled to notice of and to vote at the Annual Meeting. Further information as to the matters to be considered and acted upon at the Annual Meeting can be found in the accompanying Proxy Statement.


                                  By Order of the Board of Directors,

                                  Forrest D. Laidley
                                  Secretary

May 1, 2000

YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                     VASCO DATA SECURITY INTERNATIONAL, INC.
                        1901 SOUTH MEYERS ROAD, SUITE 210
                        OAKBROOK TERRACE, ILLINOIS 60181

                               -------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2000

                              --------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), of proxies for use at the annual meeting of stockholders of the Company to be held on Tuesday, June 13, 2000 at 10:00 a.m., local time, at the Chicago Marriott Oakbrook Hotel, 1401 West 22nd Street, Oakbrook, Illinois 60523, and at any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the accompanying form of proxy are being mailed to stockholders of the Company commencing on or about May 2, 2000. The mailing address of the principal executive offices of the Company is 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181.

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Company common stock, par value $.001 per share, (the "Common Stock") is required to constitute a quorum for the transaction of business at the Annual Meeting.

     If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein. In the absence of instructions to the contrary, such shares will be voted "FOR" each of the proposals set forth herein. Any stockholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting.

                The date of this Proxy Statement is May 2, 2000.


                               THE ANNUAL MEETING

MATTERS TO BE CONSIDERED

The Annual Meeting has been called to (i) elect seven (7) individuals to the Company's Board of Directors; (ii) ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and (iii) transact such other business as may properly come before the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

Holders of record of the Company's Common Stock at the close of business on April 25, 2000 are entitled to notice of and to vote at the Annual Meeting. As of April 25, 2000, there were 27,293,951 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote.

VOTING AND QUORUM

All properly executed, unrevoked proxy cards received by the Secretary of the Company pursuant to this solicitation prior to the close of voting will be voted as directed therein. Any stockholder who has given a proxy may revoke it at any time prior to its use at the Annual Meeting by executing and delivering to the Secretary of the Company a proxy bearing a later date, by giving a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy should be delivered to VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention: Secretary, or hand delivered to the Secretary, before the closing of the polls at the Annual Meeting.

The holders of a majority of the outstanding shares of Common Stock as of April 25, 2000, present at the Annual Meeting in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote in the election at the Annual Meeting will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting.

Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Similarly, stockholders may vote in favor of, against or abstain from voting with respect to the proposal to ratify the appointment of the Company's independent auditors. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered "votes cast," are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the Annual Meeting. Abstentions will have the effect of a vote against the proposal being considered.

If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, (b) FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and (c) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

                                  ANNUAL REPORT

The Company's annual report to stockholders for the fiscal year ended December 31, 1999 has been included in the mailing of this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material. THE ANNUAL REPORT INCLUDES, AMONG OTHER INFORMATION, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999; ADDITIONAL COPIES OF THE FORM 10-K WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO VASCO DATA SECURITY INTERNATIONAL, INC., 1901 SOUTH MEYERS ROAD, SUITE 210, OAKBROOK TERRACE, ILLINOIS 60181, ATTENTION: SECRETARY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 8, 2000 for (i) each person or entity who is known to the Company to beneficially own five percent or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock shown as beneficially owned by them unless otherwise indicated. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.

                                                                       AMOUNT AND
                                                                        NATURE OF
              NAME AND ADDRESS                    CLASS OF             BENEFICIAL            PERCENT OF
             OF BENEFICIAL OWNER                    STOCK             OWNERSHIP(1)             CLASS
             -------------------                    -----             ------------             -----
DIRECTORS AND NAMED EXECUTIVE OFFICERS

T. Kendall Hunt                                    Common             10,081,225(2)             37.5%
1901 S. Meyers Road
Suite 210
Oakbrook Terrace, IL  60181

Forrest D. Laidley                                 Common                642,883(3)              2.4%
185 Milwaukee Avenue, Suite 240
Lincolnshire, IL  60069

Michael P. Cullinane                               Common                 16,000                   *
1815 S. Meyers Road
Oakbrook Terrace, IL  60181

Christian Dumolin                                  Common                857,143(4)              3.2%-
Ter Bede Business Center
B-8500 Kortrijk, Belgium

Pol Hauspie                                        Common              1,936,572(5)              7.2%
St. Krispijnstraat 7
B-8900 Ieper, Belgium

Mario R. Houthooft                                 Common                543,783                 2.0%
Koningin Astridlaan 164
B-1780 Wemmel Belgium

Michael A. Mulshine                                Common                204,000(6)                *
2517 Route 35, Suite D-201
Manasquan, New Jersey  08736


Jan Valcke                                         Common                         13,500                   *
Koningin Astridlaan 164
B-1780 Wemmel Belgium

Jonathan Chinitz                                     Common                      940,101(7)               3.5%
3 Wingate Lane
Acton, Massachusetts  01720

All Executive Officers and Directors                  Common                  15,235,207                 56.7%
  as a Group (9 Persons)

(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 23, 1999 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Includes 200,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt's spouse, as to which shares Mr. Hunt disclaims beneficial ownership.

(3) Includes 250,000 shares held by Mr. Laidley and his spouse as joint tenants.

(4) Includes 857,143 shares held by Trust Capital Technology NV/SA, an entity of which Mr. Dumolin is the chief executive officer. Mr. Dumolin disclaims beneficial ownership of all of these shares.

(5) Includes 1,928,572 shares held by L&H Investment Company, an entity indirectly, partially owned by Mr. Hauspie. Mr. Hauspie disclaims beneficial ownership of all of these shares.

(6) Includes 153,000 shares held by Carol J. Mulshine, Mr. Mulshine's spouse as to which Mr. Mulshine disclaims beneficial ownership of 151,500.

(7) Includes 469,949 shares held by the Chinitz/Fries Irrevocable Trust, the beneficiaries of which are Mr. Chinitz's children and the trustee of which is Mr. Chinitz's spouse.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Company's Bylaws, as amended (the "Bylaws"), set the number of directors of the Company at not less than four nor more than twenty, which number may be changed from time to time by the Board of Directors. The Board of Directors increased the number of directors of the Company to seven (7) by a Consent of Directors, effective January 27, 1999. All of the directors of the Company will be elected at the Company's Annual Meeting of Stockholders and will hold office until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

The Board of Directors has nominated the following individuals for election as directors of the Company at the Annual Meeting: Michael P. Cullinane, Christian Dumolin, Pol Hauspie, Mario R. Houthooft, T. Kendall Hunt, Forrest D. Laidley and Michael A. Mulshine, each of whom is a current director of the Company.

While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if any of the nominees for election shall be unable to or for good cause will not serve as a director, the persons listed in the enclosed proxy shall vote such proxy, if properly executed and returned and unrevoked, for such other person or persons as shall be recommended by the Board of Directors or the Board of Directors may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast and entitled to vote at the Annual Meeting is required for the election of directors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED HEREIN.


The name of and certain information regarding each nominee for election as a director of the Company at the Annual Meeting appears below.

T. KENDALL "KEN" HUNT -- Mr. Hunt is Chairman of the Board and Executive Vice President. He served as our Chief Executive Officer through June 16, 1999. He has been a director since July 1997. He served since 1990 as Chairman and President of our predecessor. Mr. Hunt received a B.B.A. from the University of Miami, Miami, Florida and an M.B.A. from Pepperdine University, Malibu, California. Mr. Hunt is 57 years old.

MICHAEL P. CULLINANE -- Mr. Cullinane has been a director since April 10, 1998. He is the Chairman of our Compensation Committee and a member of our Audit Committee. Mr. Cullinane is currently the Executive Vice President and Chief Financial Officer of divine interVentures, inc. From 1988 to June 1999 he served as Executive Vice President, Chief Financial Officer and treasurer of PLATINUM Technology, Inc. PLATINUM Technology provides software products and consulting services that help Global IT organizations manage and improve their IT infrastructure, which consists of data, systems, and applications. Mr. Cullinane is a director of PLATINUM Entertainment, Inc. and Made 2 Manage Systems, Inc. and Interactive Intelligence, Inc., all of which are public companies. Mr. Cullinane received a B.B.A. from the University of Notre Dame, South Bend, Indiana. Mr. Cullinane is 50 years old.

CHRISTIAN DUMOLIN -- Mr. Dumolin has been a director since April 23, 1999. He is a member of our Audit Committee. Mr. Dumolin is President and CEO of Koceram NV/SA since 1980. Koceram is a producer of building products, developing business through several subsidiaries, including Koramic Building Products NV/SA and TrustCapital NV/SA, both of which are quoted on the Brussels' (Belgium) Stock Exchange. In addition, Koceram is involved in financial activities (development and venture capital) and real estate activities. Mr. Dumolin is also a member of the Council of Regency of the National Bank of Belgium. Mr. Dumolin is 54 years old.

POL HAUSPIE -- Mr. Hauspie has been a director since January 27, 1999. Mr. Hauspie, is a co-founder of Lernout & Hauspie Speech Products NV/SA and has served as a Managing Director, President, Co-Chairman of the Board and Co-Chairman in the office of the Chief Executive since its incorporation. In 1977 Mr. Hauspie founded HPP Computer Center, a developer and marketer of software for accountants and financial advisors, and served as its president until its sale in 1987 to finance the start-up of Lernout & Hauspie Speech Products NV/SA. Mr. Hauspie also serves on the board of several private companies and Excalibur Technologies Corporation, a public company. Mr. Hauspie received an accounting degree from the University Sint Aloysius in Brussels, Belgium. Mr. Hauspie is 47 years old.

MARIO R. HOUTHOOFT -- Mr. Houthooft serves as our Chief Executive Officer, President and a Director. Mr. Houthooft was elected to our Board of Directors as of April 10, 1998. From 1992 until joining us, he served in various management positions with Lintel Security. Prior thereto, he was with Cryptech Company, which he founded, from 1985 where he served in various positions. Mr. Houthooft received a degree in Electrical Engineering from University of Ghent, Ghent, Belgium. Mr. Houthooft is 46 years old.

FORREST D. LAIDLEY -- Mr. Laidley is our Secretary and has been a director since July 1997. He has been involved with us and our predecessors for certain periods since 1984 in similar capacities. He is currently a partner in the law firm of Tressler, Soderstrom, Maloney & Priess and prior to that was a partner in the law firm of Laidley & Porter (and predecessor firm) in Libertyville, Illinois since 1985. He serves on the Advisory Council on Main Street Libertyville and is a director of Harris Bank Libertyville, an Illinois chartered banking institution, and is President and sole stockholder of Forrest Properties, Inc., an Illinois real estate development corporation. Mr. Laidley received a B.A. in History from Yale University, New Haven, Connecticut and a J.D. from DePaul University, Chicago, Illinois. Mr. Laidley is 54 years old.

MICHAEL A. MULSHINE -- Mr. Mulshine has been a director since July 1997. He served since 1992 as a director of our predecessor. He is a member of our Audit Committee and Compensation Committee. He is, and since 1977 has been, a principal of Osprey Partners, a management consulting firm. Since 1985 he has been a director and Secretary of SEDONA Corporation, a developer and marketer of enterprise scale Internet solutions. Mr. Mulshine received a B.S. in Electrical Engineering from Newark College of Engineering, Newark, New Jersey. Mr. Mulshine is 59 years old.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met four times during 1999. In addition, the Board of Directors took action by unanimous written consent one time during 1999. The Board of Directors presently has two standing committees -- an Audit Committee and a Compensation Committee. During 1999, the Compensation Committee met two times and took action one time by written consent and the Audit Committee met one time.

The Audit Committee recommends the Company's independent auditors and consults with them regarding the scope, timing and results of their audit and the Company's internal accounting controls. Further, the Audit Committee reviews related party transactions in accordance with the rules promulgated by the National Association of Securities Dealers, Inc. The members of the Audit Committee for 1999 were: Michael P. Cullinane, Christian Dumolin and Michael A. Mulshine.

The Compensation Committee reviews and sets the salaries and incentive compensation for the executive officers, the directors and other key personnel of the Company. The Compensation Committee also administers the Company's stock option plan. In its capacity as administrator of the Company's stock option plan, the Compensation Committee has authority to grant stock options and determine the terms thereof. The members of the Compensation Committee for 1999 were: Michael P. Cullinane, Pol Hauspie and Forrest D. Laidley.

Messrs. Hunt, Houthooft, Laidley and Mulshine each attended all of the meetings of the Company's Board of Directors during 1999. Mr. Cullinane attended three of the meetings held during 1999, Mr. Dumolin attended two of the three meeting held during the period for which he was a director and Mr. Hauspie attended one of the meetings held during 1999.

A stockholder of the Company may nominate persons for election to the Board of Directors if the stockholder submits such nomination, together with certain related information required by the Company's By-Laws, in writing so as to be received by the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the annual meeting of stockholders at which the nomination is to be made.

COMPENSATION OF DIRECTORS

Our directors are reimbursed for expenses incurred in connection with their attendance at periodic Board meetings. Directors receive no cash compensation for their services; however, non-employee directors are eligible to receive stock option grants from time to time. In 1999 the non-employee directors, Messrs. Laidley, Hauspie, Cullinane and Mulshine, each received options to purchase 8,000 shares of common stock at an exercise price of $3.125 per share, and in February 2000, Messrs. Laidley, Hauspie, Cullinane, Mulshine and Dumolin each received options to purchase 8,000 shares of common stock, at an exercise price of $8.875 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For 1999, our Compensation Committee was comprised of Messrs. Laidley, Cullinane and Mulshine. Forrest D. Laidley serves as a Director and our Secretary. Mr. Laidley was a partner in the law firm of Laidley & Porter which has performed various legal services for us since our inception. Mr. Laidley and his former partners have made equity investments in us from time to time through various private placements and are currently stockholders and warrant holders. Mr. Laidley's current firm, Tressler, Soderstrom, Maloney & Priess, is currently performing legal services for us. Mr. Laidley's services currently are and have been on a noncompensation basis, although his firm is compensated for services rendered to us by attorneys other than Mr. Laidley. Mr. Laidley's firm was paid approximately $2,750 during the year ended December 31, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and The Nasdaq Stock Market, Inc. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports under Section 16(a) were required, the Company believes that for the year period ended December 31, 1999, all of its directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during the three years ended December 31, 1997, 1998 and 1999 for our Chief Executive Officer and President, Executive Vice President and the general managers of our Intellisoft and Identisoft divisions, who are the only executive officers of the Company and its subsidiaries whose salary and bonus for such year exceeded $100,000 (collectively, "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                       Annual Compensation           Compensation Awards         All Other
          Name and                     -------------------          Securities Underlying       Compensation
      Principal Position          Year     Salary ($)     Bonus        Options/SARs (#)             ($)
      ------------------          ----     ----------     -----        ----------------             ---
T. Kendall Hunt(1)                1999       165,000        -0-              30,000                  -0-
Executive Vice President          1998       155,000        -0-                                      -0-
and Chairman of the Board         1997       150,000        -0-             125,000                  -0-



Mario R. Houthooft(2)             1999       165,000        -0-             430,000                  -0-
Chief Executive Officer,
President and Director

Jan Valcke(3)                     1999       142,800        -0-             115,000                  -0-
General Manager

Jonathan Chinitz(4)               1999        32,692        -0-              10,000                3,000
General Manager

(1) Mr. Hunt resigned as our President and Chief Executive Officer on June 16, 1999.

(2) Mr. Houthooft was appointed as our President and Chief Executive Officer on June 16, 1999.

(3) Mr. Valcke was appointed General Manager of our IdentiSoft division on December 28, 1999.

(4) Mr. Chinitz joined us on October 6, 1999 and was appointed General Manager of our IntelliSoft division on December 28, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth all options granted to the Named Executive Officers during 1999.

                                                                                      Potential Realizable
                                           Percent of                                   Value at Assumed
                            Number of        Total                                        Annual Rates
                           Securities       Options                                         Of Stock
                           Underlying      Granted to     Exercise                     Price Appreciation
                             Options      Employees in      Price     Expiration       For Option Term (4)
          Name               Granted       Fiscal Year     ($/Sh)        Date         5% ($)        10% ($)
          ----               -------       -----------     ------        -----        ------        -------
T. Kendall Hunt             30,000(1)          2.6%-        3.13-       1/11/09-       59,053-      149,652-

Mario R. Houthooft          30,000(1)          2.6%         3.13        1/11/09        59,053       149,652
                           200,000(2)         17.6%         3.00       11/18/09       377,337       377,337
                           200,000(3)         17.6%         3.00       11/18/09       377,337       377,337

Jan Valcke                  10,000(1)          0.9%         3.13        1/11/09        19,684        49,884
                             5,000(1)          0.4%         2.94        8/18/09         9,245        23,428
                           100,000(2)          8.8%         3.00       11/18/09       188,668       478,123


Jonathan Chinitz            10,000(1)          0.9%         3.59        10/6/09        22,577        57,215

(1) Options vest in five equal installments beginning on the anniversary date of grant.

(2) Options vest in four equal installments beginning on January 1, 2001.

(3) Options vest on the earlier of November 18, 2006 or, in 50,000 share increments based on the stock price achieving the following levels: - 50,000 shares when the stock price is above $10.00 per share for 30 consecutive trading days; - 50,000 shares when the stock price is above $20.00 per share for 30 consecutive trading days; - 50,000 shares when the stock price is above $30.00 per share for 30 consecutive trading days; and - 50,000 shares when the stock price is above $40.00 per share for 30 consecutive trading days.

(4) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment. Therefore, the actual values realized may be greater or less than the potential realizable values set forth in the table.

                             YEAR-END OPTION VALUES

The following table sets forth the aggregate value as of December 31, 1999 of unexercised stock options held by the Named Executive Officers. The Named Executive Officers did not exercise any stock options during 1999 and the relevant columns have therefore been omitted.

                                              Number of Securities              Value (1) of Unexercised
                                             Underlying Unexercised               In-the-Money Options
                                           Options at Fiscal Year-End            At Fiscal Year End ($)
                                           --------------------------            ----------------------
                 Name                      Exercisable    Unexercisable        Exercisable   Unexercisable
                 ----                      -----------    -------------        -----------   -------------
         T. Kendall Hunt                      99,750           55,250            410,205         245,195

         Mario R. Houthooft                  157,000          448,000            514,280       2,202,320
         Jan Valcke                           13,500          120,250             51,835         591,115
         Jonathan Chinitz                          -           10,000                  -          44,700

(1) Market value of underlying securities is based on the average of the bid and asked price per share ($8.06) of the Company's Common Stock as reported on the NASD Electronic Bulletin Board on December 31, 1999 minus the exercise price.


                              CERTAIN TRANSACTIONS

Transaction with Named Executive Officer. On October 6, 1999, we acquired all of the capital stock of IntelliSoft Corp. for 1,812,078 shares of our common stock plus $751,575 to acquire the capital stock interests of IntelliSoft Corp. dissenters, which represented 9.4% of the outstanding capital stock of IntelliSoft Corp. Prior to the merger IntelliSoft was owned, in part, by Jonathan Chinitz, the General Manager of our IntelliSoft Division. In connection with the transaction, Mr. Chinitz received 470,152 shares of our common stock at a market price of $4.00.

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

The Board of Directors of the Company established a Compensation Committee in March of 1998. For 1999, the Compensation Committee consisted of Messrs. Cullinane, Hauspie and Laidley, none of whom is employed by the Company, and none of whom has any "interlocking" relationships as defined for proxy statement disclosure purposes. For 1999, the members of the Compensation Committee will be the same.

The Compensation Committee is responsible for determining the compensation for the Company's officers and employees, subject to the right of the Committee to delegate to the Company's Chief Executive Officer the fixing of salaries below certain levels designated by the Committee. The Compensation Committee also administers the Company's Amended and Restated 1997 Stock Option

Plan ("Amended and Restated Option Plan") and the Executive Incentive Compensation Plan ("Incentive Plan"), including the designation of which officers, key employees and directors shall receive options under the Option Plan and the amount, terms, pricing, and vesting provisions of options granted pursuant to the Option Plan.

EXECUTIVE COMPENSATION PHILOSOPHY

The Company operates in the competitive technology industry and views its ability to attract and retain highly qualified and dedicated executives and key employees as a critical component of its future success. The Company strives to maintain an entrepreneurial atmosphere and to maintain a low cost operating structure. Consequently, the Company employs a combination of salary, bonuses and stock options to reward and provide incentive its executives and key employees.

1999 CHIEF EXECUTIVE OFFICER COMPENSATION

The Compensation Committee believes that the Company compensated Mr. Houthooft, the Chief Executive Officer of the Company, below the market value for his services in 1999. Mr. Houthooft's cash compensation was set at this level to provide an example for the balance of the Company's management team. Given this and the relative performance of the Company during 1999, the Compensation Committee of the Company believes that Mr. Houthooft's compensation is appropriate.

1999 COMPENSATION OF OTHER EXECUTIVE OFFICERS

Although the Company strove to maintain a low cost operating structure, its Compensation Committee aimed to set other executives' and key employees' salaries at a competitive level. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent.

At last year's Annual Meeting of Stockholder, the stockholders approved the Amended and Restated Option Plan. The Amended and Restated Option Plan was designed to serve as a performance incentive to encourage the Company's executives, key employees and others to acquire or increase a proprietary interest in the success of the Company. The Compensation Committee believes that, over a period of time, the Company's share performance will, to a great extent, reflect executive and key employee performance.

The Amended and Restated Option Plan provides that options may be granted at the discretion of the Compensation Committee, in such amounts and subject to such conditions as the Compensation Committee may determine in accordance with the terms thereof. Options granted to employees are priced at market, are generally fully vested after five years and expire at the end of ten years.

The Compensation Committee previously adopted an Executive Incentive Compensation Plan, which covers the Company's eligible executives and key employees (each a "participant"), with such eligibility determined at the end of each year at the sole discretion of the Compensation Committee. Awards are based on prior year operating results, such results being subject to audit by the Company's independent accountants, and are distributed following the completion of such audit.

The Incentive Plan allows for the creation of a cash pool ("Pool") in the amount of 10% of the Company's annual pre-tax earnings. Fifty percent (50%) of the Pool is awarded to the participants based on each participant's earned salary as a percentage of all participants' salaries. The remaining fifty percent (50%) is awarded at the sole discretion of the Compensation Committee. Based on this formula, no awards were made under the Incentive Plan during 1999.

Awards, in whole or in part, may be offered in the form of shares of the Company's Common Stock or cash at the sole discretion of the Compensation Committee and the Compensation Committee also may elect to delegate the choice of cash or stock to the individual participants. To the extent that shares of stock are awarded in lieu of cash, the number of shares is based on the market value of the Company's Common Stock on the date the award is determined, and are taxable to the participant in the year the award is granted. Such shares are restricted and cannot be sold or transferred except pursuant to registration under the Securities Act or an exemption from such registration.


Respectfully submitted,


Forrest D. Laidley, Chairman
Michael P. Cullinane
Michael A. Mulshine

STOCK PERFORMANCE GRAPH

     The Company's Common Stock commenced trading on the NASD Electronic Bulletin Board on March 28, 1998. On April 7, 2000, the Common Stock commenced trading on the Nasdaq National Market. The Stock Performance Graph below compares the cumulative total return through December 31, 1999, assuming reinvestment of dividends, by an investor who invested $100.00 on March 28, 1998 in each of (i) the Common Stock, (ii) the Russell 2000 index and (iii) a comparable industry index selected by the Company as described below. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                           [INSERT PERFORMANCE GRAPH]

                                             3/23/98  12/31/98  12/31/99

 VASCO DATA SECURITY INTERNATIONAL, INC.      100.00    59.40    159.38
 SIC CODE INDEX                               100.00   167.36    358.96
 RUSSELL 2000 INDEX                           100.00    88.31    105.62
 PEER GROUP INDEX                             100.00    79.24    172.47




     The Peer Group reflected above is made up of the following companies: Axent Technologies, Inc., Netegrity Inc., RSA Security Inc. and Secure Computing. In the Company's proxy statement for the 1999 Annual Meeting of Stockholders, the performance of the Common Stock was compared against that of a group of entities with a common SIC Code rather than a group of the Company's peers. The Company elected to use a Peer Group comparison in the graph set forth above because it believes that it is a more accurate basis for comparison.

                                   PROPOSAL II
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP as the independent auditors of the Company's books and records for the fiscal year ending December 31, 2000 and has determined that it would be desirable to ask the stockholders to ratify this appointment at the Annual Meeting.

KPMG LLP served as independent auditors of the Company's books and records for the fiscal year ended December 31, 1999 and has acted as auditors for the Company (and its predecessor, VASCO Corp.) since the 1994 fiscal year. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S BOOKS AND RECORDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

The affirmative vote of the majority of the votes cast and entitled to vote at the Annual Meeting is required for ratification of the appointment of KPMG LLP as described herein. No determination has been made as to what action the Board of Directors would take if the appointment is not ratified.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in the Company's proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement and proxy relating to the Company's 2001 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive offices not later than January 31, 2001 and must otherwise comply with the requirements of Rule 14a-8.

                               PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their expenses in doing so. The full cost of the preparation and mailing of the Proxy Statement and accompanying materials and the related proxy solicitations will be borne by the Company.

                                  OTHER MATTERS

Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting. However, if other matters are properly presented for a vote at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

                     VASCO DATA SECURITY INTERNATIONAL, INC.
                  ANNUAL MEETING OF STOCKHOLDERS--JUNE 13, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints T. Kendall Hunt and Mario Houthooft, and each of them individually, with full power of substitution, proxy to vote all the shares of common stock of VASCO Data Security International, Inc., a Delaware corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 13, 2000 and at any adjournment thereof, as designated for the items set forth on the reverse side hereof and in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated May 2, 2000.

         IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN OR, IF NOT SPECIFIED, WILL BE VOTED FOR THE PROPOSAL IN ITEM 2 WHICH IS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN ITEM 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. AT THIS TIME, MANAGEMENT KNOWS OF NO SUCH OTHER BUSINESS.

                                SEE REVERSE SIDE




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
                     VASCO DATA SECURITY INTERNATIONAL, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK [X]

[                                                                                                                         ]
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
DIRECTORS SET FORTH BELOW AND FOR THE PROPOSAL IN ITEM 2.

1.  Election of Directors        FOR all nominees listed below                   WITHHOLD AUTHORITY to vote for
                                                                     [ ]         all nominees listed below           [ ]

NOMINEES:  T. Kendall Hunt, Michael P. Culinane, Christian Dumolin, Pol Hauspie, Mario R. Houthooft, Forrest D.
Laidley and Michael A. Mulshine.

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE
PROVIDED BELOW:

-------------------------------------------------------------------------------------------------------------

2. Proposal to approve the appointment of KMPG LLP as independent accountants of           FOR       AGAINST       ABSTAIN
the Company for the fiscal year ended December 31, 2000.                                   [ ]          [ ]          [ ]




                                                        Dated:                                                   , 2000
                                                               --------------------------------------------------


                                                        ---------------------------------------------------------------
                                                                                   Signature

                                                        ---------------------------------------------------------------
                                                                          Signature (if held jointly)

                                                        IMPORTANT: Please date and sign exactly as the name appears herein and return this proxy in the enclosed envelope. Persons signing as executors, administrators, trustees, etc. should so indicate. If shares are held jointly, each joint owner should sign. In the case of a corporation or partnership, the full name of the organization should be used and the signature should be that of a duly
                                                        authorized officer or partner.

                                                        PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY, IN THE ENCLOSED ENVELOPE.

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